UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2007

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits
Item 9.01(d) Exhibits

SIGNATURES

EXHIBIT INDEX

EX. 99.1: Slide Presentation

Item 7.01 Regulation FD Disclosure.

On March 30, 2007 Mr. Jay Meilstrup, President and Chief Executive Officer of GameTech International , Inc. (the “Company”), and Ms. Tracy Pearson, Chief Financial Officer of the Company will give a presentation regarding the Company at a conference presented by Roth Capital Partners in San Francisco, California. A copy of Mr. Meilstrup’s and Ms. Pearson’s slide presentation is furnished hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Item 9.01(d) Exhibits.

99.1 - Slide presentation to be given by Mr. Meilstrup and Ms. Pearson, dated March 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMETECH INTERNATIONAL, INC.

Dated: March 29, 2007	By:	/s/ Tracy C. Pearson
Tracy C. Pearson
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

99.1 Slide presentation to be given by Mr. Meilstrup and Ms. Pearson, dated March 30, 2007